Exhibit 99.2

willistowerswatson.com willistowerswatson.com Willis Towers Watson Earnings Release Supplemental Materials 2021 First Quarter Financial Results April 29, 2021 © 2021 Willis Towers Watson. All rights reserved.

# Willis Towers Watson Forward Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as "may", "will", "would", "expect", "anticipate", "believe", "estimate", "plan", "intend", "continue", or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, such things as our outlook, the impact of the COVID-19 pandemic on our business, our pending business combination with Aon plc, future capital expenditures, ongoing working capital efforts, future share repurchases, financial results (including our revenue), the impact of changes to tax laws on our financial results, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully manage ongoing organizational and technology changes, including investments in improving systems and processes, and plans and references to future successes, including our future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained herein, including the following: the risks relating to or arising from our pending business combination with Aon plc announced in March 2020, including, among others, risks relating to our ability to consummate the transaction, including on the terms of the business combination agreement, on the anticipated timeline, and/or with the required regulatory approvals, and risks related to potential divestitures; our ability to successfully establish, execute and achieve our global business strategy as it evolves; the risk that the COVID-19 pandemic substantially and negatively impacts the demand for our products and services and cash flows, and/or continues to materially impact our business operations, including increased demand on our information technology resources and systems and related risks of cybersecurity breaches or incidents; changes in demand for our services, including any decline in consulting services, defined benefit pension plans or the purchasing of insurance; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impact of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions and our ability to integrate or manage such acquired businesses; our ability to successfully hedge against fluctuations in foreign currency rates; our ability to integrate direct-to-consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the impact of Brexit; our ability to successfully enhance our billing, collection and other working capital efforts, and thereby increase our free cash flow; the potential impact of the anticipated replacement of the London Interbank Offered Rate ('LIBOR'); our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third-party services; the loss of key employees; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry; our ability to comply with complex and evolving regulations related to data privacy and cyber security; doing business internationally, including the impact of exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations; changes and developments in the United States healthcare system, including those related to Medicare and any policy changes from the new Presidential administration and legislative actions from the current U.S. Congress; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; the laws of Ireland being different from the laws of the United States and potentially affording less protections to the holders of our securities; fluctuations in our pension assets and liabilities; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. tax laws, including on our effective tax rate, and the enactment of additional, or the revision of existing, state, federal, and/or foreign regulatory and tax laws and regulations and any policy changes from the new Presidential administration and legislative actions from the current U.S. Congress; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; fluctuation in revenue against our relatively fixed or higher than expected expenses; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. These factors also include those described under "Risk Factors" in the company's most recent 10-K filing and subsequent filings filed with the SEC, including definitive additional materials, the merger proxy statement and other filings generally applicable to significant transactions and related integrations that are or will be filed with the SEC. Copies are available online at http://www.sec.gov or www.willistowerswatson.com.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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willistowerswatson.com Willis Towers Watson Non - GAAP Measures © 2021 Willis Towers Watson. All rights reserved. In order to assist readers of our consolidated financial statements in understanding the core operating results that Willis T owe rs Watson’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted O perating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Ra te and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and o the r interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to v ariability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as fo reign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to t he Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAA P financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be mat eri ally different than the non - GAAP measures. 2

willistowerswatson.com Q1 2021 GAAP Financial Results Key Figures © 2021 Willis Towers Watson. All rights reserved. 3 $USD million, except EPS and % Three months ended March 31, 2020 2021 Revenue as reported % change $2,466 $2,590 +5% Income from Operations as reported % change $360 $452 +26% Operating Margin % as reported change, basis points 14.6% 17.5% +290 bps Net Income attributable to Willis Towers Watson as reported % change $305 $733 +140% Diluted EPS as reported % change $2.34 $5.63 +141% Operating Cash Flow as reported $ change $23 - $128 - $151

# Q1 2021 Key Figures, Includes Non-GAAP Financial Results

Willis Towers Watson reports strong first quarter 2021 earnings

## Total Revenue

**$2.6B**

Q1 2021 Revenue

### Broad-Based Organic Growth

Delivered 4% organic revenue growth for the quarter reflecting overall increased demand for our services

Anchored by our core service offerings, we continue to provide advice and solutions to help clients react, adapt, and sustain as economic conditions continue to evolve

| +4% | +4% |
|---|---|
| Q1 2021 *Organic %* | Q1 2020 *Organic %* |

## Adj. Diluted EPS[1]

**$3.64**

Q1 2021 Adj. Diluted EPS

### Strong Earnings Growth

9% adjusted EPS increase was underpinned by growth in core operations (adj. operating income) and was further enhanced by foreign currency tailwind of $0.12 in EPS

| +9% | $3.34 |
|---|---|
| Q1 2021 | Q1 2020 |

## Adj. Operating Margin[1]

**22.4%**

Q1 2021
Adj. Operating Margin

### Core Margin Expansion

+110 bps of core margin expansion with growth across all operating segments

Organic revenue growth and disciplined expense management drove margin improvement during the quarter

| +110bps | 21.3% |
|---|---|
| Q1 2021 | Q1 2020 |

## Free Cash Flow[1]

**-$165M**

Free Cash Flow three months ended March 31, 2021

### Short-term Headwind

Q1 is our seasonally lowest quarter for cash flow generation. The decrease in year-over-year free cash flow was due to net legal settlement payments of approximately $185 million for the previously-announced Stanford and Willis/Towers Watson merger settlements and higher incentive compensation and benefit-related items of approximately $180 million

| -$122M | -$43M |
|---|---|
| Q1 '21 vs. Q1 '20 | Q1 2020 |

1 Signifies Non-GAAP financial measures. See appendix for Non-GAAP reconciliations.

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willistowerswatson.com Organic Revenue Growth % Continued Overall Organic Growth in Challenging Environment Our commitment to our clients and colleagues is key to our business resilience © 2021 Willis Towers Watson. All rights reserved. 5 HCB organic revenue growth was flat for the quarter. Retirement and Health and Benefits revenues were materially flat. Talent and Rewards revenue declined nominally as the global impact of COVID - 19 continued to pressure demand for certain discretionary service offerings. Technology and Administrative Solutions revenue increased due to new project and client activity in Great Britain. CRB growth was led by International and Great Britain with new business generation primarily in Natural Resources and FINEX insurance lines. North America revenue grew with strong renewals while Western Europe revenue declined primarily from challenges related to senior staff departures. IRR had organic revenue across most lines of business. Reinsurance growth was driven by new business wins and favorable renewals . Investments and Insurance Consulting & Technology saw increased demand for advisory work. Wholesale revenue declined and was sold in March 2021. BDA continued to deliver strong organic growth and was led by Individual Marketplace, primarily TRANZACT. For the quarter, TRANZACT revenue was $ 148 million with strong growth in Medicare Advantage sales. Benefits Outsourcing revenue increased due to its expanded client base. Q1 2020 Q1 2021 Human Capital & Benefits 4% 0% Corporate Risk & Broking 4% 5% Investment, Risk & Reinsurance 5% 4% Benefits Delivery & Administration 1% 23% Willis Towers Watson 4% 4%

willistowerswatson.com Summary of Segment Financial Results Q1 2021 segment results compared to Q1 2020 © 2021 Willis Towers Watson. All rights reserved. 6 1 The Operating Margin percentage is rounded . As reported, $USD million, except % Q1 2020 Q1 2021 Revenue Operating Margin % 1 Revenue Operating Margin % 1 Margin Year - over - year Human Capital & Benefits 850 25% 875 25% +20 bps Corporate Risk & Broking 739 17% 810 20% +280 bps Investment, Risk & Reinsurance 615 45% 605 48% +280 bps Benefits Delivery & Administration 231 - 5% 287 3% +720 bps

willistowerswatson.com Maintaining A Flexible Balance Sheet Position Reinforcing our business fundamentals; safeguarding WTW’s financial strength 7 © 2021 Willis Towers Watson. All rights reserved. A disciplined capital management strategy intended to provide Willis Towers Watson with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities, and support significant value creation for shareholders Our capital structure provides a solid foundation for business strength and growth in the long - term A solid history of effectively managing our leverage with a commitment to maintaining investment grade credit rating Our disciplined approach to managing outstanding debt has successfully reduced the leverage profile 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. $USD million Mar 31, 2020 Dec 31, 2020 Mar 31, 2021 Cash and Cash Equivalents 898 2,089 1,960 Total Debt 1 5,874 5,635 5,103 Total Equity 10,389 10,932 11,574 Debt to Adj. EBITDA 2 Trailing 12 - month 2.5x 2.3x 2.0x

# A Capital Strategy Fit For The Short & Long-Term

## Disciplined approach to capital allocation

A capital light business model and capital structure allow us to shift capital between growth and value creation based on changes in the businesses and/or the macro environment

A strong focus on return on investment to optimize the use of cash

A disciplined approach to managing our pipeline of investment opportunities. Matching capital with opportunities that yields the best results for our clients, colleagues, and shareholders

## Goals to prioritize use of cash

1. Reinvest in our capabilities, businesses, and processes
2. Invest in innovation, technology, and new business opportunities
3. Pursue opportunistic mergers, acquisitions, and divestitures
4. Strengthen balance sheet and liquidity
5. Return excess cash to shareholders through share repurchase[1]
6. Sustain dividends and payout ratio

## CASH RETURNED TO SHAREHOLDERS

**$3.4B**

FY2016 to Q1 FY2021

Share repurchases
Dividends



$ million
$595
$396
$199
$986
$709
$277
$908
$602
$306
$479
$150
$329
$346
$346
$92
$92
2016
2017
2018
2019
2020
2021

## MEANINGFUL DIVIDEND GROWTH

**+10%**

Cash dividend growth
4 years CAGR

Quarterly cash dividend per share



$0.48
$0.53
$0.60
$0.65
$0.71
+10%
2016
2017
2018
2019
2020

1 Due to certain prohibitions under the transaction agreement in connection with the pending business combination with Aon, no share repurchase is expected in 2021

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willistowerswatson.com willistowerswatson.com Appendix: Reconciliation of Non - GAAP Measures 9 © 2021 Willis Towers Watson. All rights reserved.

willistowerswatson.com Appendix 1: Constant currency and organic revenue change As reported, USD millions, except % 10 © 2021 Willis Towers Watson. All rights reserved. ( i ) Components of revenue change may not add due to rounding Components of Revenue Change ( i ) Three Months Ended March 31, As Reported Currency Constant Currency Acquisitions/ Organic 2021 2020 % Change Impact Change Divestitures Change Human Capital & Benefits $ 875 $ 850 3% 3% 0% 0% 0% Corporate Risk & Broking 810 739 10% 3% 5% 0% 5% Investment, Risk & Reinsurance 605 615 (2)% 4% (5)% (9)% 4% Benefits Delivery & Administration 287 231 24% 0% 24% 1% 23% Segment Revenue 2,577 2,435 6% 3% 2% (2)% 5% Reimbursable expenses and other 31 31 Revenue $ 2,590 $ 2,466 5% 4% 1% (2)% 4%

willistowerswatson.com Appendix 2: Adjusted operating income and margin, adjusted EBITDA and margin, free cash flow As reported, USD millions, except % 11 © 2021 Willis Towers Watson. All rights reserved. Three Months Ended March 31, 2021 2020 Income from operations $ 452 17.5% $ 360 14.6 % Adjusted for certain items: Abandonment of long - lived asset — 35 Amortization 103 121 Transaction and integration expenses 24 9 Adjusted operating income $ 579 22.4% $ 525 21.3 % Three Months Ended March 31, 2021 2020 Net Income $ 736 28.4% $ 313 12.7 % Provision for income taxes 96 78 Interest expense 59 61 Depreciation 71 98 Amortization 103 121 Transaction and integration expenses 24 9 Gain on disposal of operations (359) — Adjusted EBITDA and Adjusted EBITDA Margin $ 730 28.2% $ 680 27.6 % Three Months Ended March 31, 2021 2020 Cash flows (used in)/from operating activities $ (128) $ 23 Less: Additions to fixed assets and software for internal use (37) (66) Free Cash Flow $ (165) $ (43)

willistowerswatson.com Appendix 3: Adjusted net income, adjusted diluted earnings per share, adjusted income before taxes, adjusted income tax rate As reported, USD millions, except % and EPS 12 © 2021 Willis Towers Watson. All rights reserved. ( i ) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. Three Months Ended March 31, 2021 2020 Net Income attributable to Willis Towers Watson $ 733 $ 305 Adjusted for certain items: Abandonment of long - lived asset — 35 Amortization 103 121 Transaction and integration expenses 24 9 Gain on disposal of operations (359) — Tax effect on certain items listed above ( i ) (27) (35) Adjusted Net Income $ 474 $ 435 Weighted - average shares of common stock, diluted 130 130 Diluted Earnings Per Share $ 5.63 $ 2.34 Adjusted for certain items: (ii) Abandonment of long - lived asset — 0.27 Amortization 0.79 0.93 Transaction and integration expenses 0.18 0.07 Gain on disposal of operations (2.76) — Tax effect on certain items listed above ( i ) (0.21) (0.27) Adjusted Diluted Earnings Per Share $ 3.64 $ 3.34 Three Months Ended March 31, 2021 2020 Income from operations before income taxes $ 832 $ 391 Adjusted for certain items: Abandonment of long - lived asset — 35 Amortization 103 121 Transaction and integration expenses 24 9 Gain on disposal of operations (359) — Adjusted income before taxes $ 600 $ 556 Provision for income taxes $ 96 $ 78 Tax effect on certain items listed above ( i ) 27 35 Adjusted income taxes $ 123 $ 113 U.S. GAAP tax rate 11.5% 20.0 % Adjusted income tax rate 20.5% 20.4%

willistowerswatson.com About Willis Towers Watson Willis Towers Watson (NASDAQ: WLTW) is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. With roots dating to 1828, Willis Towers Watson has more than 46,000 employees and services clients in more than 140 countries. We design and deliver solutions that manage risk, optimize benefits, cultivate talent, and expand the power of capital to protect and strengthen institutions and individuals. Our unique perspective allows us to see the critical intersections between talent, assets and ideas — the dynamic formula that drives business performance. Together, we unlock potential. Learn more at willistowerswatson.com. © 2021 Willis Towers Watson. All rights reserved. 13